                                                                    EXHIBIT 4.13



                     FORM OF CLASS A [ %] ASSET BACKED NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE SELLER, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE SELLER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

     THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                             Exhibit A-1 (Page 1)

INITIAL OUTSTANDING PRINCIPAL BALANCE REGISTERED             $______________*

No. R- ____________________                           CUSIP NO._______________

              SPIEGEL CREDIT CARD MASTER NOTE TRUST SERIES 2000-A

                         CLASS A [ %] ASSET BACKED NOTE

     Spiegel Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), an Illinois common law trust governed by a Trust Agreement dated as of ______________________, 2000, for value received, hereby promises to pay to ______________________________, or registered assigns, subject to the following provisions, the principal sum of __________________________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2000-A Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Note Principal Balance is paid in full and (b) the ___________ Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.


____________

* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                             Exhibit A-1 (Page 2)

     IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                              SPIEGEL CREDIT CARD MASTER NOTE TRUST,
                              as Issuer

                              By: Bankers Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

                              By:______________________________________________
                              Name:
                              Title:

Dated:______________,___


               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

                                    The Bank of New York

                                    By:_________________________________________
                                            Authorized Signatory

                             Exhibit A-1 (Page 3)

              SPIEGEL CREDIT CARD MASTER NOTE TRUST SERIES 2000-A

                         CLASS A [ %] ASSET BACKED NOTE

                        Summary of Terms and Conditions

     This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as Spiegel Credit Card Master Note Trust, Series 2000-A (the "SERIES 2000-A NOTES"), issued under a Master Indenture dated as of _____________, 2000 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of _____________, 2000 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

     The Class B Notes and the Class C Notes will also be issued under the Indenture.

     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

     This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

     The Class A Note Initial Principal Balance is $______________. The Class A Note Principal Balance on any date of determination will be an amount equal to
(a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

     The Expected Principal Distribution Date is the ____________ Distribution Date, but principal with respect to the Class A Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Principal Distribution Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

     Subject to the terms and conditions of the Indenture, the Seller may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

                             Exhibit A-1 (Page 4)

     On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final payment in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2000-A Noteholders shall be made by (i) check mailed to each Series 2000-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-A Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-A Note or the making of any notation thereon.
Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2000-A Noteholders in accordance with the Indenture.

     On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-A Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2000-A Notes, the Servicer shall have the option to redeem the Series 2000-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE ISSUER, FIRST CONSUMERS NATIONAL BANK, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Seller, or join in instituting against the Issuer or the Seller, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

     Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like

                             Exhibit A-1 (Page 5)
aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Issuer, the Seller, the Indenture Trustee and any agent of the Issuer, the Seller or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Seller, the Indenture Trustee nor any agent of the Issuer, the Seller or the Indenture Trustee shall be affected by notice to the contrary.

     THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                             Exhibit A-1 (Page 6)

                                   ASSIGNMENT

Social Security or other identifying number of assignee _______________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.



Dated:_____________                 _________________________________**
                                    Signature Guaranteed:


______________

     **    The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                             Exhibit A-1 (Page 7)

                     FORM OF CLASS B [ %] ASSET BACKED NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE SELLER, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE SELLER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

     THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                             Exhibit A-2 (Page 1)

REGISTERED                                                $_________________*

No. R-___________                                     CUSIP NO._____________

              SPIEGEL CREDIT CARD MASTER NOTE TRUST SERIES 2000-A

                         CLASS B [ %] ASSET BACKED NOTE

     Spiegel Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), an Illinois common law trust governed by a Trust Agreement dated as of ___, 2000, for value received, hereby promises to pay to _____________________, or registered assigns, subject to the following provisions, the principal sum of ______________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2000-A Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Note Principal Balance is paid in full and (b) the ___________ Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

     THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.


____________________
     * Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                             Exhibit A-2 (Page 2)

     IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.



                              SPIEGEL CREDIT CARD MASTER NOTE TRUST,
                              as Issuer


                              By: Bankers Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement



                              By:______________________________________________
                              Name:
                              Title:



Dated: _____________, _____



     INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

                              The Bank of New York,
                              as Indenture Trustee



                              By:___________________________
                                    Authorized Signatory

                             Exhibit A-2 (Page 3)

               SPIEGEL CREDIT CARD MASTER NOTE TRUST SERIES 2000-

                         CLASS B [ %] ASSET BACKED NOTE


                        Summary of Terms and Conditions

     This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as Spiegel Credit Card Master Note Trust, Series 2000-A (the "SERIES 2000-A NOTES"), issued under a Master Indenture dated as of _____________, 2000 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of _____________, 2000 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

     The Class A Notes and the Class C Notes will also be issued under the Indenture.

     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

     This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

     The Class B Note Initial Principal Balance is $___________________.

     The Class B Note Principal Balance on any date of determination will be an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

     The Expected Principal Distribution Date is the ____________ Distribution Date, but principal with respect to the Class B Notes May be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Principal Distribution Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                             Exhibit A-2 (Page 4)

     Subject to the terms and conditions of the Indenture, the Seller may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

     On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final payment in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2000-A Noteholders shall be made by (i) check mailed to each Series 2000-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-A Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-A Note or the making of any notation thereon.
Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2000-A Noteholders in accordance with the Indenture.

     On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-A Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2000-A Notes, the Servicer shall have the option to redeem the Series 2000-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE ISSUER, FIRST CONSUMERS NATIONAL BANK, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Seller, or join in instituting against the Issuer or the Seller, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

     Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

                             Exhibit A-2 (Page 5)

     As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Issuer, the Seller, the Indenture Trustee and any agent of the Issuer, the Seller or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Seller, the Indenture Trustee nor any agent of the Issuer, the Seller or the Indenture Trustee shall be affected by notice to the contrary.

     THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                             Exhibit A-2 (Page 6)

                                  ASSIGNMENT

Social Security or other identifying number of assignee _______________________.

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                   [_______________________________________]

                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints __________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.



Dated: ____________, ____                    _______________________________/**/
                                             Signature Guaranteed:

___________________________

     /**/ The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                             Exhibit A-2 (Page 7)

                    FORM OF CLASS C [ %] ASSET BACKED NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE SELLER, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE SELLER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

     THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

REGISTERED                                                 $_________________/*/

No. R-___________                                       CUSIP NO._______________


________________________

     /*/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                             Exhibit A-3 (Page 1)

              SPIEGEL CREDIT CARD MASTER NOTE TRUST SERIES 2000-A

                        CLASS C [ %] ASSET BACKED NOTE

     Spiegel Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), an Illinois common law trust governed by a Trust Agreement dated as of August _, 2000, for value received, hereby promises to pay to _____________, or registered assigns, subject to the following provisions, the principal sum of _________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2000-A Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Note Principal Balance is paid in full and (b) the ___________ Distribution
Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

     THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A AND CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

                             Exhibit A-3 (Page 2)

     IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

                              SPIEGEL CREDIT CARD MASTER NOTE TRUST,
                              as Issuer


                              By: Bankers Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement



                              By:_______________________________________________
                              Name:
                              Title:


Dated: ___________, ___


               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class C Notes described in the within-mentioned
Indenture.

                              The Bank of New York,
                              as Indenture Trustee



                              By:_______________________________________________
                                             Authorized Signatory

                             Exhibit A-3 (Page 3)

              SPIEGEL CREDIT CARD MASTER NOTE TRUST SERIES 2000-A

                        CLASS C [ %] ASSET BACKED NOTE


                        Summary of Terms and Conditions

     This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as Spiegel Credit Card Master Note Trust, Series 2000-A (the "SERIES 2000-A NOTES"), issued under a Master Indenture dated as of _____________, 2000 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of _____________, 2000 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

     The Class A Notes and the Class B Notes will also be issued under the Indenture.

     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

     This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

     The Class C Note Initial Principal Balance is $_____________.

     The Class C Note Principal Balance on any date of determination will be an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

     The Expected Principal Distribution Date is the ____________ Distribution Date, but principal with respect to the Class C Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Principal Distribution Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                             Exhibit A-3 (Page 4)

     Subject to the terms and conditions of the Indenture, the Seller may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

     On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final payment in respect of this Class C Note) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class C Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2000-A Noteholders shall be made by (i) check mailed to each Series 2000-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-A Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-A Note or the making of any notation thereon.
Final payment of this Class C Note will be made only upon presentation and surrender of this Class C Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2000-A Noteholders in accordance with the Indenture.

     On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-A Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2000-A Notes, the Servicer shall have the option to redeem the Series 2000-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE ISSUER, FIRST CONSUMERS NATIONAL BANK, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Seller, or join in instituting against the Issuer or the Seller, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

     Except as otherwise provided in the Indenture Supplement, the Class C Notes are issuable only in minimum denominations of $ 1,000 and integral multiples of $1,000. The transfer of this Class C Note shall be registered in the Note Register upon surrender of this Class C Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class C Noteholder or such Class C Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class C Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

                             Exhibit A-3 (Page 5)

     As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for new Class C Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Issuer, the Seller, the Indenture Trustee and any agent of the Issuer, the Seller or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Seller, the Indenture Trustee nor any agent of the Issuer, the Seller or the Indenture Trustee shall be affected by notice to the contrary.

     THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                             Exhibit A-3 (Page 6)

                                  ASSIGNMENT

Social Security or other identifying number of assignee ________________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                      _________________________________]
                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________, ____                    _______________________________/**/
                                             Signature Guaranteed:

___________________________

     /**/ The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                             Exhibit A-3 (Page 7)